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                                                                   Exhibit 10.76
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SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:  VERSO TECHNOLOGIES, INC.
           NACT TELECOMMUNICATIONS, INC.
           TELEMATE.NET SOFTWARE, INC.

DATE:      APRIL 7, 2003

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED EBITDA FINANCIAL COVENANT. The EBITDA Financial Covenant set forth in Section 5 of the Schedule to Loan Agreement is hereby amended to read as follows:

         EBITDA:                    Borrower shall maintain EBITDA (as
                                    defined below), including the
                                    Acquired Assets (except as
                                    otherwise provided below), as
                                    follows:

                                    MONTHLY (Based on the average of the three months immediately preceding the month being reported, including the month being reported. As an example, to determine Borrower's compliance with EBITDA for the month ending January 31, 2003, one must calculate the average EBITDA for the months of November 2002, December 2002 and January 2003; for the month ending February 28, 2003, the average EBITDA for the months of December 2002, January 2003 and February 2003 must be calculated).

                                    For the month ending January 31, 2003,
                                    Borrower shall, on a consolidated basis, maintain EBITDA of not less than <$180,000>;



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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    For the month ending February 28, 2003,
                                    Borrower shall, on a consolidated basis, maintain EBITDA of not less than <$380,000>;

                                    For the month ending March 31, 2003,
                                    Borrower shall, on a consolidated basis, maintain EBITDA of not less than <$180,000>;

                                    For the month ending April 30, 2003,
                                    Borrower shall, on a consolidated basis, maintain EBITDA of not less than <$350,000>;

                                    For the month ending May 31, 2003, Borrower shall, on a consolidated basis, maintain EBITDA of not less than <$350,000>; and

                                    For the month ending June 30, 2003 and each month ending thereafter, Borrower shall, on a consolidated basis, maintain EBITDA of not less than $50,000; and

                                    QUARTERLY

                                    For the fiscal quarter ending December 31, 2002, Borrower shall, on a consolidated basis (not including the Acquired Assets), maintain EBITDA of not less than $100,000;

                                    For the fiscal quarter ending March 31,
                                    2003, Borrower shall, on a consolidated
                                    basis, maintain EBITDA of not less than
                                    <$250,000>;

                                    For the fiscal quarter ending June 30, 2003, Borrower shall, on a consolidated basis, maintain EBITDA of not less than $1,000,000;

                                    For the fiscal quarter ending September 30, 2003, Borrower shall, on a consolidated basis, maintain EBITDA of not less than $1,300,000;

                                    For the fiscal quarter ending December 31, 2003, Borrower shall, on a consolidated

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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    basis, maintain EBITDA of not less than
                                    $1,800,000;

                                    For the fiscal quarter ending March 31,
                                    2004, Borrower shall, on a consolidated
                                    basis, maintain EBITDA of not less than
                                    $1,950,000; and

                                    For the fiscal quarter ending June 30, 2004, Borrower shall, on a consolidated basis, maintain EBITDA of not less than $2,100,000.

      2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                               SILICON:

  VERSO TECHNOLOGIES, INC.                SILICON VALLEY BANK

  BY /s/ Juliet M. Reising                BY /s/ Larry Singer
     ------------------------------          ----------------------------
     VICE PRESIDENT                       TITLE SVP
                                                -------------------------

  BY /s/ David Ryan
     ------------------------------
      SECRETARY OR ASS'T SECRETARY



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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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  BORROWER:                               BORROWER:

  NACT TELECOMMUNICATIONS, INC.           TELEMATE.NET SOFTWARE, INC.


  BY /s/ Juliet M. Reising                BY /s/ Juliet M. Reising
    -------------------------------         --------------------------------
            VICE PRESIDENT                           VICE PRESIDENT


  BY /s/ David Ryan                       BY /s/ David Ryan
    -------------------------------         --------------------------------
      SECRETARY OR ASS'T SECRETARY            SECRETARY OR ASS'T SECRETARY






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